Exhibit 99.1
Investor Presentation March 2024 The Baylor Scott & White Charles A Sammons Cancer Center Dallas, Texas

Disclaimers This Healthpeak Properties, Inc. (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, express or implied, is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. Forward-Looking Statements Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things, (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, transitions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, capital recycling plans, financing activities, or other transactions; (ii) development and densification opportunities; (iii) outlooks related to outpatient medical, lab, and CCRCs; and (iv) potential capital sources and uses. You should not place undue reliance on these forward-looking statements. Pending acquisitions, dispositions, joint venture transactions, leasing activity, and financing activity, including those that are subject to binding agreements, remain subject to closing conditions and may not be completed within the anticipated timeframes or at all. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this presentation, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: macroeconomic trends, including inflation, interest rates, labor costs, and unemployment; risks associated with the merger transactions with Physicians Realty Trust (the “Mergers”), including, but not limited to, potential loss or disruption of current and prospective commercial relationships due to the uncertainties about the Mergers, and the outcome of legal proceedings instituted against us, our Board of Directors, and others related to the Mergers; our ability to integrate the operations of the Company and Physicians Realty Trust successfully and realize the anticipated synergies and other benefits of the Mergers or do so within the anticipated time frame; changes within the industries in which we operate; significant regulation, funding requirements, and uncertainty faced by our lab tenants; factors adversely affecting our tenants’, operators’, or borrowers’ ability to meet their financial and other contractual obligations to us; the insolvency or bankruptcy of one or more of our major tenants, operators, or borrowers; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in a specific sector than if we invested across multiple sectors; the illiquidity of real estate investments; our ability to identify and secure new or replacement tenants and operators; our property development, redevelopment, and tenant improvement risks, including project abandonments, project delays, and lower profits than expected; the ability of the hospitals on whose campuses our outpatient medical buildings are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to develop, maintain, or expand hospital and health system client relationships; operational risks associated with third party management contracts, including the additional regulation and liabilities of our properties operated through RIDEA structures; economic conditions, natural disasters, weather, and other conditions that negatively affect geographic areas where we have concentrated investments; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our investments in joint ventures and unconsolidated entities, including our lack of sole decision making authority and our reliance on our partners’ financial condition and continued cooperation; our use of fixed rent escalators, contingent rent provisions, and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose or exercise rights on collateral securing our real estate-related loans; any requirement that we recognize reserves, allowances, credit losses, or impairment charges; investment of substantial resources and time in transactions that are not consummated; our ability to successfully integrate or operate acquisitions; the potential impact on us and our tenants, operators, and borrowers from litigation matters, including rising liability and insurance costs; environmental compliance costs and liabilities associated with our real estate investments; ESG and sustainability commitments and requirements, as well as stakeholder expectations; epidemics, pandemics, or other infectious diseases, including Covid, and health and safety measures intended to reduce their spread; human capital risks, including the loss or limited availability of our key personnel; our reliance on information technology systems and the possibility of a cybersecurity incident or cybersecurity threat affect our information systems or the information systems of our tenants, operators or borrowers; volatility, disruption, or uncertainty in the financial markets; increased borrowing costs, including due to rising interest rates; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, bank failures or other events affecting financial institutions; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; the failure of our tenants, operators, and borrowers to comply with federal, state, and local laws and regulations, including resident health and safety requirements, as well as licensure, certification, and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety, and other regulations; laws or regulations prohibiting eviction of our tenants; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administrative decisions affecting the Centers for Medicare and Medicaid Services; our participation in the CARES Act Provider Relief Fund and other Covid-related stimulus and relief programs; our ability to maintain our qualification as a REIT; our taxable REIT subsidiaries being subject to corporate level tax; tax imposed on any net income from “prohibited transactions”; changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; conflicts of interest between the interests of our stockholders and the interests of holders of Healthpeak OP common units; provisions in the operating agreement of Healthpeak OP and other agreements that may delay or prevent unsolicited acquisitions and other transactions; our status as a holding company of Healthpeak OP; and other risks and uncertainties described from time to time in our Securities and Exchange Commission filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. Market and Industry Data This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although Healthpeak believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and Healthpeak has not independently verified this information. Non-GAAP Financial Measures This presentation contains certain supplemental non-GAAP financial measures. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. We caution you that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the fourth quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures available on our website at http://ir.healthpeak.com/quarterly-results. Investor Presentation – March 2024 2

Executive Summary – Continued Strong Execution

2023 Performance[1]	▪ AFFO of $1.53 per share; +5 pennies better than original guidance ▪ FFO as Adjusted of $1.78 per share; +5 pennies better than original guidance ▪ Same-store growth of 4.8%; +130 basis points better than original guidance ▪ Near-record leasing volume with ~5.1 million square feet of executions across Outpatient Medical and Lab
2024 Outlook[1]	▪ AFFO of $1.50 - $1.56 per share; in-line with consensus estimates ▪ FFO as Adjusted of $1.73 - $1.79 per share; includes 3 penny headwind from non-cash merger-related debt mark-to-market ▪ Same-store growth of 2.25% - 3.75%
2025+ Upside	▪ ~$60 million cash NOI[1] upside opportunity from temporary downtime at trophy Lab campuses (Vantage, Portside, and Gateway / Directors) and additional ~$20 million of incremental merger synergies above the $40 million year-one target ▪ Accretive stock buybacks with excess cash including proceeds from less-core property sales and / or seller-financing loan repayments
Fortress Balance Sheet	▪ 5.2x Net Debt to EBITDA[1] and ~$3 billion of liquidity ▪ New 5-year, $750 million term loan swapped to a fixed rate of 4.5%

Recent Updates	▪ Merger with Physicians Realty Trust closed on March 1st; Healthpeak trading under the ticker "DOC" beginning March 4th
	  ○ $40 million of year-one merger synergies included in 2024 Outlook
	  ○ Completed property management internalization in four markets to date with an additional five markets scheduled by the end of the second quarter
	▪ Received $69 million of proceeds from repayment of seller financing loans in mid-February and under contract on ~$40 million of outpatient dispositions; continue to pursue less-core property dispositions

1) Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures including AFFO, FFO as Adjusted, "EBITDA", and "same-store" used in this presentation can be found in the fourth quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures at http://ir.healthpeak.com/quarterly-results. "Same-store growth" represents Total Portfolio Same-Store Cash (Adjusted) NOI growth. "EBITDA" represents Adjusted EBITDAre. Net Debt to Adjusted EBITDAre as of 12/31/23; there is no material change expected in Net Debt to Adjusted EBITDAre following the merger with Physicians Realty Trust completed on 3/1/2024. The 2024 Outlook ranges provide a framework for metrics of Healthpeak following the merger with Physicians Realty Trust. We expect to finalize 2024 guidance in late April once 1Q books are closed and GAAP merger adjustments are finalized.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 3

Why Healthpeak 4 Compelling Total Return Opportunity 3% cash same-store NOI growth, opportunity for ~$60 million of cash NOI upside across three lab campuses and $20 million of additional merger synergies, a well-covered dividend currently yielding ~7.2%, and a stock price currently trading ~30% below consensus NAV creates a compelling total return opportunity(1) Structural Demand Drivers Portfolio benefits from continued scientific discovery, an aging population, and the trend toward lower-cost outpatient care delivery Portfolio Quality Critical mass of purpose-built lab campuses in the three most important clusters and a high-quality outpatient medical portfolio leased to leading health systems and specialty physicians Competitive Advantage Decades of operational expertise and relationships drive internal and external growth opportunities Fortress Balance Sheet 5.2x Net Debt to EBITDA(2), limited floating rate debt, and no material 2024 debt maturities Sustainable and Responsible Business Sustainability embedded into our business model and operating plan; committed to strong governance 1) 3% same-store growth represents the mid-point of Healthpeak’s 2024 same-store Outlook, See page 9 for details on estimated NOI upside. Dividend yield based on Healthpeak’s $1.20 annualized dividend and a share price of $16.75 as of 2/29/24. Consensus NAV per share of $24.77 as of 2/29/24 per CapIQ. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures including AFFO, FFO as Adjusted, “EBITDA”, and “same-store” used in this presentation can be found in the fourth quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures located at http://ir.healthpeak.com/quarterly-results. “Same-store growth” represents Total Portfolio Same-Store Cash (Adjusted) NOI growth. 2) “EBITDA” represents Adjusted EBITDAre. Net Debt to Adjusted EBITDAre as of 12/31/23; there is no material change expected in Net Debt to Adjusted EBITDAre following the merger with Physicians Realty Trust completed on 3/1/24. Investor Presentation – March 2024

Strategic Merger Benefits

The combination of Healthpeak and Physicians Realty Trust accelerates key strategic goals

Strategic Goal	Merger Benefit
Create Best-In-Class Platform	Combined senior team has 200+ years of outpatient medical operating experience
Drive Internal Growth	Favorable supply / demand fundamentals are producing at or near all-time highs for outpatient medical same-store, retention, and releasing spreads
Grow Earnings	Increases 2024 AFFO by 5 pennies per share (+3.4% versus stand-alone Healthpeak)
Lower Cap-Ex	Legacy Physicians Realty Trust portfolio comprised of younger assets with longer WALT and higher percentage of investment grade tenants, resulting in lower cap-ex than industry averages; earnings and same-store are important metrics, but cash flow drives IRR
Maintain Strong Balance Sheet	Improves leverage and extends weighted average maturity
Improve G&A Efficiency	Healthpeak G&A essentially flat despite adding ~$5 billion of assets
Expand Growth Relationships	No company better networked in the outpatient medical sector; relationships create outsized internal and external growth opportunities

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 5

Delivering Earnings Results & Exceeding Expectations 6 FFO as Adjusted Same-Store Growth Original 2023 Guidance(1) Actual 2023 Results(1) Midpoint Variance $1.73 $1.78 + $0.05 $1.48 $1.53 + $0.05 3.5% 4.8% + 130 bps 1) Represents midpoint of legacy Healthpeak’s original 2023 Guidance provided on 2/7/2023. Reconciliations of the non-GAAP financial measures can be found in the Discussion and Reconciliation of Non-GAAP Financial Measures for the fourth quarter 2022 (for Original 2023 Guidance) and the fourth quarter 2023 (for Actual 2023 Results), in each case at http://ir.healthpeak.com/quarterly-results. AFFO Investor Presentation – March 2024 Strong track record for exceeding guidance

2023 Lease Executions Above the 3-Year Average

Continued growth in outpatient demand and strong lab relationships drove above-trend leasing volumes



5.1M SF
+6%
4.8M SF
2020-2022 Avg.
2023

Outpatient Medical → Record or near-record lease executions, tenant retention, and lease spreads led to year-end same-store occupancy of ~92%, with +4% cash renewal spreads

Lab → ~90% of lease executions in our three core markets were with existing tenants, demonstrating the importance of scale and relationships to drive leasing success

Note: Lease executions for legacy Healthpeak portfolio only.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 7

Double Digit Earnings Growth Over the Past Two Years 8 FFO as Adjusted per Share(1) AFFO per Share(1) $1.61 $1.78 2021 2023 $1.35 $1.53 2021 2023 +11% +13% Investor Presentation – March 2024 Earnings growth driven by development earn-in, property performance, and a more efficient G&A structure Note: Represents earnings growth for legacy Healthpeak only. 1) Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures can be found in the fourth quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures located at http://ir.healthpeak.com/quarterly-results. ..

Significant Potential Growth Opportunity

~$60 million of cash NOI upside and ~$20 million of additional merger synergies that are not included in our 2024 earnings Outlook; majority of capital needed to achieve upside already incurred or included in 2024 forecast

	2025+ Upside Opportunity
Vantage Phase I Development(1)	+$15M
Gateway / Directors Dev & Redev(1)	+$20M
Portside Redevelopment(1)	+$25M
Additional Merger Synergies(2)	+$20M
	+$80M

1) Estimated stabilized cash NOI is based on a mid-point of current market rents. Subject to change based on market conditions.
2) Represents incremental merger-related synergies above the $40 million incorporated into Healthpeak's 2024 Outlook.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 9

National Scale, Local Competitive Advantage, Attractive Diversification

13 markets with footprints of 1 million square feet or more to help drive local competitive advantage



Seattle
2%
Bay Area /
South San Francisco
25%
Salt Lake City
1%
Denver
2%
Omaha
1%
Minneapolis
2%
Kansas City
1%
San Diego
6%
Phoenix
3%
Dallas
8%
Houston
4%
Indianapolis
1%
Louisville
3%
Nashville
3%
Atlanta
2%
Miami
1%
New York
1%
Boston
10%
Philadelphia
2%
Washington, DC
1%
Sized in proportion to % of ABR

Top 20 Outpatient and Lab Markets

Rank	Market	Square Feet (M)	% of ABR[1]
1	Bay Area (S. SF), CA[2]	6.3	25%
2	Boston, MA	2.8	10%
3	Dallas, TX	4.6	8%
4	San Diego, CA	3.0	6%
5	Houston, TX	3.6	4%
6	Nashville, TN	1.8	3%
7	Phoenix, AZ	1.8	3%
8	Louisville, KY	1.9	3%
9	Denver, CO	1.2	2%
10	Seattle, WA	1.1	2%
11	Atlanta, GA	1.2	2%
12	Minneapolis, MN	1.0	2%
13	Philadelphia, PA	1.3	2%
14	New York, NY	0.8	1%
15	Indianapolis, IN	0.8	1%
16	Salt Lake City, UT	0.8	1%
17	Miami, FL	0.6	1%
18	Washington, DC	0.5	1%
19	Kansas City, MO	0.5	1%
20	Omaha, NE	0.7	1%
	Remainder	15.0	21%

1) Represents Annualized Base Rent ("ABR") for the combined company's Outpatient and Lab portfolios as of 12/31/2023. Excludes CCRC / Senior Housing JV portfolio.
2) Primarily consists of the city of South San Francisco, located 10+ miles south of the central business district of San Francisco, in San Mateo County. Healhpeak does not own any assets in the city or county of San Francisco.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 10

Diversified Tenant Base and Leading Relationships

Unmatched roster of leading biopharma, health systems, and physician groups to drive internal and external growth; only two tenants represent more than 1% of ABR

Tenant Diversification[1]



Physician Group Practices
16%
Large Cap Biopharma
11%
Health System
34%
$1.7B
Annualized
Base Rent(3)
8%
CCRC / SH
7%
Med Device / R&D / University & Specialty Outpatient Services
7%
Mid Cap Biopharma
7%
Private Biopharma
6%
Small Cap Biopharma
4%
Other

Top 20 Tenants[2]

Rank	Parent Name	Classification	% of ABR[3]
1	HCA Healthcare	Health System	9%
2	CommonSpirit Health	Health System	3%
3	Astellas Pharma	Large Cap Biopharma	1%
4	McKesson Corporation	Health System	1%
5	University of Louisville	Health System	1%
6	Ascension Health	Health System	1%
7	Tenet Healthcare	Health System	1%
8	Northside Hospital	Health System	1%
9	Bristol-Myers Squibb	Large Cap Biopharma	1%
10	Arcus Biosciences	Mid Cap Biopharma	1%
11	Johnson & Johnson	Large Cap Biopharma	1%
12	Community Health Systems	Health System	1%
13	Memorial Hermann	Health System	1%
14	Myriad Genetics	Mid Cap Biopharma	1%
15	Norton Healthcare	Health System	1%
16	HonorHealth	Health System	1%
17	Novo Nordisk	Large Cap Biopharma	1%
18	Pfizer	Large Cap Biopharma	1%
19	Nkarta	Small Cap Biopharma	1%
20	Alphabet (Calico subsidiary)	Large Cap Biopharma	1%

1) Specialty outpatient services includes tenant types such as non-health system ambulatory surgical centers, cancer treatment and dialysis centers, imaging and radiology, urgent care and sleep labs. Large Cap Biopharma represents companies with a market cap (as of 12/31/2023) as follows: >$10B; Mid Cap between $10B and $500M; and Small Cap: <$500M.
2) Top 20 Tenants excludes Amgen due to recent lease expirations.
3) Represents Annualized Base Rent ("ABR") for the combined company's Outpatient and Lab portfolios as of 12/31/2023 plus the fourth quarter 2023 annualized Cash NOI for the properties contained in Healthpeak's CCRC / Senior Housing JV portfolio.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 11

Fortress Balance Sheet Debt Maturities and Credit Metrics(1)(2) ($ in billions) 12 1) As of 12/31/23 adjusted to reflect the merger with Physicians Realty Trust, a new $750M unsecured term loan maturing in 2029, repayment of a portion of Healthpeak’s commercial paper balance, repayment of $210M of Physicians Realty Trust’s private placement notes, and the assumption of Physician Realty Trust’s existing unsecured term loan, unsecured bonds, and mortgage debt. 2) Assumes one-year extension option is exercised for Healthpeak’s $250M unsecured term loan maturing 2/22/2027. 3) Based on coupon rate and excludes amortization of any discount / premium and deferred financing costs. 4) Includes variable rate loans receivable of $110M. 5) “EBITDA” represents Adjusted EBITDAre. Net Debt to Adjusted EBITDAre as of 12/31/23; there is no material change expected in Net Debt to Adjusted EBITDAre following the merger with Physicians Realty Trust completed on 3/1/2024. 6) Consists of Healthpeak’s cash and cash equivalents of $118M and available capacity under Healthpeak’s revolving credit facility. Weighted Average Interest Rate(3) 3.8% Weighted Average Debt Maturity(2) 4.9 years Secured Debt Percentage 2.3% Net Floating Rate Debt Exposure(4) 2.3% Net Debt / Adjusted EBITDA(5) 5.2x Liquidity(6) ~$3B Strong balance sheet with well-laddered maturities and low floating rate debt exposure $0.2 $0.3 $0.7 $0.8 $0.8 $0.7 $0.4 $0.4 $0.7 $0.1 $0.4 $0.5 $0.5 $0.0 $0.9 $1.3 $1.2 $1.6 $1.5 $0.8 $1.1 $0.8 $0.3 $- $0.5 $1.0 $1.5 $2.0 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter Revolver / CP Unsecured Term Loans Unsecured Bonds Secured Debt Unsecured Green Bonds Investor Presentation – March 2024

Outpatient Medical Overview

Unmatched Outpatient Medical Platform and Portfolio

40M sq. ft. Outpatient Medical portfolio with concentration in high-growth markets and local competitive advantage



Northwest Specialty Center | Springfield, OR



UF Health North Medical Building | Jacksonville, FL

40M
Sq. Ft.

575
Properties

95%
On-Campus or Affiliated

10/10
Relationships With Top 10 Health Systems

~30M+
Annual Patient Visits

~60%
Investment Grade[1]

Top 10 Healthpeak Outpatient Medical MSAs

(Based on square footage in millions)



Dallas, TX
4.6
Houston, TX
3.6
Louisville, KY
1.9
Nashville, TN
1.8
Phoenix, AZ
1.8
Philadelphia, PA
1.3
Denver, CO
1.2
Atlanta, GA
1.2
Seattle, WA
1.1
Minneapolis, MN
1.0

Internalized property management in Phoenix and Dallas in Q1; targeting Louisville, Nashville, Seattle, Chicago, and Indianapolis during Q2 with additional markets over time

Considerable opportunity to internalize property management and generate earnings upside

1) Calculated as leased investment grade square footage over total leased square footage. Represents companies with a credit rating of Moody's: Baa3, S&P: BBB-, and Fitch: BBB- or higher. Also includes investment grade quality tenants without public debt outstanding. Investment grade quality tenants without public debt outstanding represents ~2%.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 14

3.5% 4.7% 2010 - 2019 average 2022 - 2030E average Outpatient Medical Demand Drivers are Stronger Than Ever 15 Aging Senior Population (US age 65+ in millions) Average Annual Growth in Health Expenditures (per capita(1)) Outpatient Visits Growing (per 1,000 population) Investor Presentation – March 2024 41 59 69 2011 2023 2031E 2,100 2,400 2,850 2010 2022 2032E The structural trends of an aging population and the growth in healthcare spending support continued growth in lower-cost outpatient care settings, which should generate long-term demand for our real estate Sources: Stratodem, CDC, KFF, and Advisory Board estimates. 1) 2020 and 2021 excluded from the averages due to the one-time impact on health expenditures related to COVID. Average growth in annual spending expected to accelerate compared to the prior decade

10.4 13.7 2019 2023 14.0 7.9 2019 2023 Outpatient Medical Fundamentals Driving Improved Growth 16 Increasing Absorption (TTM absorption in sq. ft. millions) Declining Development Starts (TTM starts in sq. ft. millions) Sector Occupancy Trending Higher 91.3% 92.6% 2019 2023 Healthpeak’s Rent Mark-to-Market Increasing(1) (Cash lease spreads on renewals) Sources: Absorption, development start and occupancy data from Revista. 1) Includes both Healthpeak and Physicians Realty Trust combined outpatient portfolios. 2) Average same-store growth rates for Healthpeak’s legacy outpatient portfolio. Investor Presentation – March 2024 Up ~30% Down ~40% Up 130 bps Up 200 bps Demand exceeds supply and is generating increased occupancy and rent growth, which we expect to continue Healthpeak’s Outpatient Same-Store Growth(2) 2.5% 3.5% 2013 - 2020 Average 2021 - 2023 Average Up 100 bps 2% 4% 2018 - 2022 Average 2023

Strong Tenant Credit and Importance of Relationships 17 Space in Our Portfolio Leased by Health Systems Has More Than Doubled 1) 2023 is based on Healthpeak and Physicians Realty Trust combined outpatient portfolio. 2) Healthpeak and Physicians Realty Trust combined outpatient portfolio. 3) U.S. physician breakdown from AAMC, 2022 Physician Specialty Data Book. Focus on Specialty Physicians and Services Limits Competition from Retail Clinics or Telemedicine Types of Specialties Healthpeak(2) National Benchmark(3) Orthopedics 11% 4% Oncology 10% 3% Ambulatory Surgery Center 9% N/A Obstetrics / Gynecology 7% 5% Cardiovascular 6% 4% General / Specialty Surgery 6% 4% Imaging / Radiology 6% 3% Ophthalmology 3% 2% Neurology 3% 2% Other 23% 40% Total Specialties 84% 67% Primary Care 16% 33% 2003 2023(1) 25% 66% Health Systems Other Physicians & Outpatient Services Investor Presentation – March 2024 Health systems have significantly expanded their outpatient footprint as healthcare delivery has shifted to an outpatient model; the growth in outpatient is likely to continue and no company is better positioned to support this growth than Healthpeak 2013 25% 45% 65%

Lab Overview

Concentrated Lab Clusters Across the Leading Markets

Well-located portfolio of amenity-rich spaces for R&D and collaboration

12M	146	97%	85%	~5M+ Sq. Ft.
Lab Sq. Ft.	Properties	Occupied Operating Portfolio	ABR from Campuses over 400,000 Sq. Ft.	Future Development Densification Potential

Bay Area

Preeminent lab real estate owner in South San Francisco

Boston

Cambridge and Lexington focused portfolio with a pathway to significant future growth

San Diego

Strategically positioned in Torrey Pines and Sorrento Mesa


Nexus on Grand | South San Francisco, CA


101 CambridgePark Drive | Cambridge, MA


The Boardwalk | Torrey Pines, CA

Embedded long-term growth opportunities from well-located, developable land sites across leading lab submarkets

Healthpeak® | DOC LISTED NYSE

Investor Presentation – March 2024 | 19

Aging Senior Population (US age 65+ in millions) Positive Long-Term Demand Drivers for Lab Sources: Stratodem, Evaluate Pharma, Precedence Research, BLS, CMS.gov, Healthpayer Intelligence. 20 Increasing Drugs Approvals (New Drugs Approved by the FDA) Growing Global Drug Demand (Global Pharmaceutical Drug Sales in $B) Investor Presentation – March 2024 41 59 69 2011 2023 2031E $741 $1,880 $2,740 2011 2023 2031E 143 213 244 2009-2013 2014-2018 2019-2023 With an aging population and accelerating scientific discovery and drug approvals, we expect a long-term virtuous cycle that will support ongoing demand for our real estate

192 207 254 275 287 293 45 47 50 51 55 59 18 18 30 41 26 22 26 24 65 46 24 29 16 21 41 41 42 41 51 51 $341B $351B $469B $483B $453B $461B $0B $100B $200B $300B $400B $500B $600B 2018 2019 2020 2021 2022 2023 2018 – 2022 Average: ~$420B Supportive Biopharma Capital Raising and R&D Trends Source: DealForma, S&P Global, NIH.gov, Giving USA 1) Only includes partnership funding with disclosed financial details; majority of partnership financial commitment details are not publicly available. 2) 2023 reflects 2022 data as 2023 data is still pending. 3) 2023 Global Biopharma R&D represents annualized 3Q23 YTD data due to 4Q23 data pending. 21 Global Biopharma R&D NIH/NSF VC SEO IPO Partnerships(1) Healthcare Philanthropy Investor Presentation – March 2024 The lab industry benefits from diversified funding sources; 2023 funding was above the 2018-2022 average (2) (3)

Biotech Public Equity Funding Up Significantly YoY Select Healthpeak Tenant Capital Raise Activity Recent Lab Capital Raising Trends Improving Tenant Credit 22 $0 $15 $12B | 68 deals Sources: Baird Weekly Biotech Update as of 2/26/24 and public disclosures. February 2024 VC Funding $120M January 2024 $66M upfront partnership with January 2024 $125M Follow-On Equity Offering January 2024 $100M Follow-On Equity Offering January 2024 $2.2B acquisition by February 2024 $287.5M Follow-On Equity Offering Jan to Feb 2023 $4B | 36 deals January 2024 $100M upfront partnership with February 2024 $127.5M Follow-On Equity Offering Investor Presentation – March 2024 The positive momentum in biotech valuations has led to an active funding market to start 2024; expected to contribute towards improved levels of space demand over next 6-12 months February 2024 $500M Follow-On Equity Offering Jan to Feb 2024 Up 200%

Competitive New Supply

Healthpeak's near-term lease roll is modest; speculative development starts have fallen to near zero which should provide a multi-year window beyond '25 of limited deliveries allowing for further market stabilization and recovery

Lab Inventory and New Supply by Market[1]

Sorted by market inventory (sq. ft. in millions)



Boston
55.6
8.6
1.3
0.7
Total Market Inventory
Total Under Construction
2024 Unleased Competitive Supply
2025
Bay Area
39.4
7.4
1.2
2.5
Total Market Inventory
Total Under Construction
2024 Unleased Competitive Supply
2025
San Diego
24.8
3.3
1.1
0.7
Total Market Inventory
Total Under Construction
2024 Unleased Competitive Supply
2025

Healthpeak Expirations (% of total lab sq. ft.)	Boston 2024	Boston 2025	Bay Area 2024	Bay Area 2025	San Diego 2024	San Diego 2025
	0.0%	1.0%	3.0%[2]	4.3%	0.4%	4.9%

Headline new supply numbers include projects that we believe are not directly competitive due to a combination of submarket locations, inferior building design & capability, and / or sponsorship by developers with limited credibility and footprint

1) Market Inventory and Under Construction data based on CBRE's MSA definition of Boston-Cambridge, San Francisco Bay Area, and San Diego. Under Construction includes new development, conversions, speculative and build-to-suit projects. 2024 & 2025 Unleased Competitive Supply based on Healthpeak assessment of submarket, building quality, sponsorship and other qualitative factors to determine the relative competitive profile of each development. A portion of the Under Construction pipeline could be partially competitive, but not directly competitive, based on the factors mentioned above.
2) Excludes 250,000 sq. ft. planned to enter redevelopment upon lease expiration on the Portside and Pointe Grand campuses.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – March 2024 | 23

Sustainable and Responsible Business

Sustainability in Action Improving our portfolio through sustainability initiatives 25 LED Lighting Energy-Efficient HVAC Systems Renewable Energy Window Film & Smart Windows Recycling & Composting Occupancy Sensors Smart Building Technology Water Conservation Optimize energy efficiency by using LED lighting in new construction and through retrofits Implement upgrades and replacements to help drive energy savings, including boiler retrofits, compressor replacements, adding variable frequency drives and whole system replacements Utilize on-site renewables such as solar and off-site renewables such as wind power when feasible and procure offsite renewable energy through renewable energy certificates Install energy-saving window films and use "smart" view glass windows to automatically control temperature and glare Work with property managers and tenants to implement best practices for waste management and landfill diversion, including recycling and composting Install occupancy sensors in our properties to reduce energy usage Use self-regulating electrical systems that adjust automatically based on feedback from the surrounding environment, increasing power grid efficiency and cost-effectiveness Maximize water savings through drought-tolerant landscaping, drip irrigation, smart controllers, low-flow sprinkler heads, efficient plumbing fixtures and condensate recovery systems Investor Presentation – March 2024

Recognized Leader in Corporate Responsibility

Environmental

ENERGY STAR Partner of the Year
3 Times

Green Lease Leader
Platinum

GRESB Green Star Rating
12 Consecutive Years

CDP Leadership Band
11 Consecutive Years

S&P Global

Dow Jones Sustainability World Index
4 Times

Dow Jones Sustainability N. America Index
11 Consecutive Years

Sustainability Yearbook
9 Consecutive Years

FTSE4Good Index Series
12 Consecutive Years

Social

Fortune Best Workplaces in Real Estate
2 Consecutive Years

Modern Healthcare Best Places to Work
3 Times

Great Place to Work Certified
4 Consecutive Years

Bloomberg Gender-Equality Index
4 Consecutive Years

Women's Forum of NY Corporate Champion
5 Times

Top / Best Place to Work Recognitions
Orange County, Milwaukee and Tennessee

Governance

Newsweek America's Most Responsible Companies
5 Times

Governance Intelligence and IR Magazine
Winner – Best Proxy Statement (Mid Cap)
Finalist – Best ESG Reporting (Mid Cap)

ISS ESG Corporate Rating
Prime
Top 10% QualityScore
Score of "1"

MSCI Rating
AA

20/20 Women on Boards
Board Diversity Recognition

Healthpeak® | DOC LISTED NYSE

Reflects recognitions of each legacy company prior to the completion of the merger.

Investor Presentation – March 2024 | 26